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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) August 16, 2004
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                     1-10702                 34-1531521
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 (State or Other Jurisdiction         (Commission              (IRS Employer
       of Incorporation)             File Number)           Identification No.)



   500 Post Road East, Suite 320, Westport, Connecticut            06880
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         (Address of Principal Executive Offices)               (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
                                                            --------------


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events and Required FD Disclosure.

     Terex Corporation (the "Company") issued a press release today announcing that it has reached an understanding with Caterpillar Inc. that will allow the Company the opportunity to distribute and support its line of hydraulic excavators through Caterpillar's independent dealer network. A copy of this press release is included as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits

          99.1 Press release of Terex Corporation issued on August 16, 2004.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 16, 2004


                                       TEREX CORPORATION


                                       By:  /s/ Eric I Cohen
                                            Eric I Cohen
                                            Senior Vice President













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